34th Annual J.P. Morgan Healthcare Conference NACHUM “HOMI” SHAMIR President and Chief Executive Officer

Safe Harbor Statement 2 Certain statements made during the course of this presentation may not be purely historical and consequently may be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements made regarding: our partner model and the ability of our partners and installed base to drive future growth; the ability of our technology to enhance productivity and efficiency; our financial position and long-term revenue growth; our molecular diagnostic business model, the markets we are targeting, market segmentation, expected growth of such markets, and the ability of our products to address those markets; sales of our products, their technical capabilities, and the anticipated market size and acceptance, demand and regulatory environment and approvals therefor; our direct sales efforts; our system placements; our system and assay product pipeline and anticipated timelines for regulatory approvals and market releases, including for ARIES instrumentation and assays; market opportunity for ARIES and NxTAG RPP product; functionality and benefits of ARIES and NxTAG RPP and competitive position; reimbursement trends; development and growth of our PGx strategy, our ability to drive growth through investment in R&D and focus on operating leverage and managing operating costs; our long term financial targets; our key steps and strategies for growth; our strategic outlook and growth plan for our business for 2016 and beyond; operational trends, including those related to sales of systems, assays, consumables, and royalty revenues; competitive threats and products offered by other companies; 2016 revenue guidance; our business outlook, financial targets and projections about revenues, cash flow, system shipments, expenses and market conditions, and their anticipated impact on Luminex for 2016 and beyond; and, any statements of the plans, strategies and objectives of management for future operations. These forward looking statements speak only as of the date hereof and are based on our current beliefs and expectations and are subject to known or unknown risks and uncertainties some of which are beyond our control that could cause actual results or plans to differ materially and adversely from those anticipated in the forward looking statements. Factors that could cause or contribute to such differences are detailed in our annual, quarterly, or other filings with the Securities and Exchange Commission. We undertake no obligation to update these forward looking statements. Also, certain non-GAAP financial measures as defined by SEC Regulation G, may be covered in this presentation. To the extent that any non-GAAP financial measures are covered, a presentation of and reconciliation to the most directly comparable GAAP financial measures will be included in this presentation may be available on our website at www.luminexcorp.com in accordance with Regulation G.

LUMINEX A Growth Story 3 GLOBAL REACH 800+ Employees worldwide Austin, Texas - headquarters ATTRACTIVE Markets Multi-billion dollar life science and clinical diagnostic markets DIFFERENTIATED Technology Hardware/test menu addressing the needs of our clinical and research customers; 325+ issued patents worldwide FINANCIAL Strength $235-$238 million in 2015 revenue Strong gross margins, cash flow & profitability

LUMINEX Building momentum through focus, innovation and execution 4 NEW LEADERSHIP Homi Shamir joins as CEO REALIGNED Focus and priorities STRONG FINANCIAL RESULTS Guidance raised EXPANSION MDx sales force FDA CLEARED ARIES®+HSV 1&2 FDA Cleared, Launched at AMP Conference FDA CLEARED NxTAG RPP 2014 2015

LUMINEX Four Pillars of Growth PARTNERS MDx ARIES® FINANCIAL STRENGTH solid and profitable direct to customer growth accelerator new MDx platform strong balance sheet, no debt and strong cash flow 5

5 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science PARTNERS Business Update

A Solid Foundation Through Our PARTNERS 7 50% OUR PARTNERS account for ~50% of our business 2/3 DIAGNOSTICS approximately two thirds of total revenue comes from Dx

PARTNER CHANNEL Solid & Profitable 8 Strong Profitability & Cash Generator On track 2015 end-user sales to exceed $500M Growth Expectations 5-8% Adjusted for discrete partner event

3,400 4,980 6,770 8,680 10,740 12,500+ 2005 2007 2009 2011 2013 2015E Unique, Proprietary Platforms and LARGE Number of Cumulative Shipments 9 LUMINEX 100/200 accounts for ~10,000 systems sold to date MAGPIX® accounts for ~2,000 systems FLEXMAP 3D® accounts for ~500 systems CAGR: ’05-’15E = 14%

Business Update Molecular Diagnostics Franchise 8 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science MDx Business Update

Current MDx Portfolio 11 INFECTIOUS DISEASES GENETICS Pharmacogenetics xTAG® CYP2D6 (Personalized Medicine) xTAG® CYP2C19 Cystic Fibrosis xTAG® CF Respiratory xTAG® RVP xTAG® RVP Fast NxTAG® RPP Gastrointestinal xTAG® GPP Women’s Health MultiCode® HSV 1&2

12 ) • Insert 2015 data in chart and boxes PARTNERS solid and profitable MDx growth accelerator ARIES new MDx Platform FINANCIAL Strong balance sheet and no debt MOLECULAR DIAGNOSTICS Growth Driver 2014 Revenue ~$88M Growth Expectations (ex-ARIES®) ~12%+ Expected 2015 Assay Revenue of $100M+ 2016P 2015E 2014 CAGR: ’13-’15E = ~17%

12 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science ARIES® Business Update

14 “…ARIES® enables our lab to run user-defined protocols with SIGNIFICANTLY LESS HANDS-ON TIME.” ARIES® What Labs are Saying “a GAME-CHANGER for our workflow!!” “ARIES® is ROBUST, FLEXIBLE, with the right throughput.” “The ability to mix and match assays in the same run is a GREAT FIT FOR OUR WORKFLOW.” “ARIES® is VERY EASY TO OPERATE and has some novel, attractive features in the software.” “…the FAST ASSAY TURNAROUND time makes ARIES® a good solution to support our physicians.”

ARIES® Scalable, Sample to Answer MDx Platform 15 CHALLENGES FOR LABS • Sample switching and misdiagnosis • Varying testing platforms • Scarcity of trained personnel • High volume of reports • Limited bench space ARIES® SOLUTION • Position Independent Results minimizes sample switching • Compelling menu strategy (rapid menu expansion) • True walkaway capability • Streamlined reporting • Minimal footprint – 15” bench space

ARIES® What Labs are Saying 16 Stephen Young, Ph.D. Scientific Director - Infectious Disease, TriCore Reference Laboratories

INCREMENTAL MARKET OPPORTUNITY Expanding Downstream With ARIES® 17 Source: Mdxi Market Diagnostics Int’l, 2013 Emmes: 1,000 U.S. laboratory survey, Scientia Analysis, AHA Registered U.S. Hospitals, CMS CLIA KEY POSITIONING • Access to Attractive, Fast Growing Markets • Simple, Easy to Use Solutions Drive Adoption • Offering Complete Testing Solution: • xTAG® / NxTAG™ RPP (High Multiplex) • ARIES® (Real-time PCR) Source: Market Diagnostics International (MDxi), 2013 EMMES and internal estimates FULL MDx (500) MODERATELY COMPLEX MDx (1,500) CURRENT MDx TAM ~$500M MDx TAM with ARIES® $2.5B+ xTAG® NxTAG® ARIES® NO MDx CAPABILITY (5,000)

Financial Highlights 18 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science FINANCIAL STRENGTH Highlights

[1] Non-GAAP Operating margin for years 2010-2015 exclude litigation fees, restructuring, severance, and settlement of distributor agreements STRONG Financial Performance 19 OTHER HIGHLIGHTS • Significant Operating Leverage & Profitability - Strong Free Cash Flow ($35+M in 2015) - No Debt - $140+M in Cash and Investments (YE15) 2013 2014 2015 2013 2014 2015 2013 2014 2015 $213.4M $227.0M $235 - $238M 67% 70% >70% 8% 15% >15% REVENUE OPERATING MARGIN [1] GROSS MARGIN 2015 Anticipate reporting at the high end of the revenue range

EXCITING FUTURE Four Pillars of Growth 20 PARTNERS MDx ARIES® FINANCIAL STRENGTH 5-8% Revenue Growth High 20% Op Margins Double Digit Revenue Growth Improving Profitability 100 Placements by YE16 Rapid Menu Expansion Healthy Cash Balance No Debt M&A ARIES® V1+

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